SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  November 12, 2003



                             Mesa Air Group, Inc.
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              (Exact Name of Registrant as Specified in Charter)



             Nevada                    0-15495              85-0302351
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)



410 North 44th Street, Suite 700, Phoenix, Arizona             85008
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(Address of Principal Executive Offices)                    (Zip Code)



Registrant's Telephone Number, Including Area Code:        (602) 685-4000
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

      On November 12, 2003, Mesa Air Group, Inc. ("Mesa") issued a press release announcing that it has signed a non-binding Memorandum of Understanding with United Air Lines, Inc. ("United Airlines") agreeing in principle to revised terms under which both Mesa and Atlantic Coast Airlines Holdings, Inc. would operate as United Express carriers. A copy of the press release announcing Mesa's agreement with United Airlines is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            (c) Exhibits:

            99.1 - Press Release, dated November 12, 2003

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 12, 2003               Mesa Air Group, Inc.


                                       By:        /s/ Jonathan G. Ornstein
                                           -----------------------------------
                                          Name:   Jonathan G. Ornstein
                                          Title:  Chairman and Chief
                                                  Executive Officer

                         EXHIBIT INDEX
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    EXHIBIT NUMBER                 DESCRIPTION
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         99.1                      Press  Release,   dated  November 12, 2003